Exhibit 10.1

December 11, 2018

Mr. Edward M. Christie

Dear Ted:

Reference is made to the employment agreement entered into between Spirit Airlines, Inc. (the “Company”) and you dated March 15, 2018 (the “Employment Agreement”). The parties to the Employment Agreement desire to amend Paragraph 3 thereof in order to accurately reflect their original intention. Therefore, in consideration of the mutual covenants and agreements contained in the Employment Agreement, the parties hereto hereby agree as follows:

1.    Paragraph 3 of the Employment Agreement is amended by replacing the words “base salary”, appearing in the second sentence thereof, with the words “your STI target”.

2.    Except as amended by this letter agreement, the Employment Agreement shall continue in full force and effect. The Employment Agreement and this letter agreement shall be read, taken and construed as one and the same instrument, and each reference to the Employment Agreement shall mean and be a reference to the Employment Agreement as amended hereby.

3.    This letter agreement constitutes the entire agreement between the parties hereto relative to the amendment to the Employment Agreement made hereby and supersedes all prior or contemporaneous agreements, consents and understandings relating to such amendment.

4.    This letter agreement may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this letter agreement to produce or account for more than on such counterpart.

5.    When signed by the parties hereto, this letter agreement shall be binding upon and shall insure to the benefit of and be enforceable by the parties hereto and their respective successor and assigns.

If the foregoing accurately sets forth your agreement with respect to the matters covered hereby, please so indicate by signing your name in the space provided below.

Exhibit 10.1

Very truly yours,

SPIRIT AIRLINES, INC.

By:     /s/ H. McIntyre Gardner
H. McIntyre Gardner, Chairman

Accepted and Agreed to as of
The date first above written:

By:     /s/ Edward M. Christie
Edward M. Christie

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